EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Micro Imaging Technology, Inc. (formerly, Electropure, Inc.) (the “Company”) on Form 10-Q for the three months ended January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Victor A. Hollander, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ Victor A. Hollander
Victor A. Hollander
Chief Financial Officer
March 22, 2011